Exhibit 99.1

USA Technologies Announces Fourth Quarter and Fiscal Year 2015 Results

MALVERN, Pa. – Sept. 10, 2015 – USA Technologies, Inc. (NASDAQ:USAT) ("USAT"), a leader of wireless, cashless payment and M2M/IoT solutions for small-ticket, self-serve retailing industries, today reported results for the fourth quarter and fiscal year ended June 30, 2015.

Fourth Quarter Financial Highlights:

•	Record net connections of 31,000 for a total on the service of 333,000

•	Record total revenue of $17.6 million, a year-over-year increase of 57%

•	Record license and transaction fee revenue of $11.9 million, a year-over-year increase of 26%

•	Free cashflow of $2.7 million*

*(defined as cash flow from operations less cash used for the purchase of property for the JumpStart rental program.)

Fourth Quarter Financial Results:

	Three months ended June 30,

	2015	2014	$ Change	% Change
($ in thousands except-per share data)

Revenues:
License and transaction fees	$11,938	$9,460	$2,478	26%
Equipment sales	5,708	1,747	3,961	227%
Total revenues	$17,646	$11,208	$6,439	57%

Operating income (loss)	$94	$(568)	$662	116%
Adjusted EBITDA	$1,701	$1,266	$435	34%
Net income (loss)	$69	$(39)	$108	277%
Non-GAAP net income (loss)	$59	$(619)	$677	109%
Net earnings (loss) per common share - diluted	$(0.01)	$-	$(0.01)	-100%
Non-GAAP net earnings (loss) per common share - diluted	$-	$(0.02)	$0.02	100%

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

“Our leadership position in mobile and NFC payments, combined with our extensive experience with the self-service retail market, is fueling our growth and propels us toward achieving our long-term goals," said Stephen P. Herbert, USA Technologies’ chairman and chief executive officer.  “With Google’s launch of Android Pay, and our collaboration with them, it is another validation of the broader market acceptance of the mobile payments technology we have championed for more than 10 years.  With a record number of gross connections this quarter coupled with an increase in equipment sales, we ended the quarter with a year-over-year revenue increase of 57%. We continue to strengthen our balance sheet with the success of the QuickStart program which has increased our cash position significantly and are focused on expanding our presence with our current customers and developing a growing list of new customers.”

Fourth Quarter Connection and Transaction Data:

	Three months ended 30-Jun
	2015	2014	% Change
Gross New Connections ('000s)	34	25	36%
% from Existing Customer Base	89%	84%	5%
Net New Connections ('000s)	31	22	41%
Total Connections ('000s)	333	266	25%

New Customers Added	675	650	4%
Total Customers	9,600	7,300	32%

Total Number of Transactions (millions)	62	47	32%
Total Volume ($ millions)	$112.8	$82.9	36%

Fiscal 2015 Financial Highlights:

•	Record net connections of 67,000 for the year

•	Record total revenue of $58.1 million, a year-over-year increase of 37%

•	Year end cash position of $11.4 million

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Fiscal 2015 Financial Results:

	Year ended June 30,

	2015	2014	$ Change	% Change
($ in thousands except-per share data)

Revenues:
License and transaction fees	$43,633	$35,638	$7,995	22%
Equipment sales	14,444	6,707	7,737	115%
Total revenues	$58,077	$42,345	$15,732	37%

Operating income	$210	$436	$(226)	-52%
Adjusted EBITDA	$6,709	$6,451	$258	4%
Net income (loss)	$(819)	$27,531	$(28,350)	-103%
Non-GAAP net income (loss)	$(20)	$189	$(209)	-111%
Net earnings (loss) per common share - diluted	$(0.04)	$0.78	$(0.82)	-105%
Non-GAAP loss per common share - diluted	$(0.02)	$(0.01)	$(0.01)	-100%

Fiscal 2016 Outlook

For full year fiscal 2016, management expects to add more than 75,000 net new connections , bringing total connections on the service to over 400,000 and expects total revenue to be between $69 million and $71 million.  Additionally, QuickStart will remain a popular program for customers, and management expects it to drive positive free cash flows in 2016.

Webcast and Conference Call

Management will host a conference call today, September 10, 2015 at 5:00 pm EST.  To participate in the conference call, please dial (866) 393-1608 approximately 10 minutes prior to the call. International callers should dial (224) 357-2194. Please reference conference ID # 25774520.

A live webcast of the conference call will be available at http://investor.usatech.com/events.cfm. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software. A telephone replay of the conference call will be available from 10:00 p.m. Eastern Time on September 10, 2015 until 11:59 p.m. Eastern Time on September 13, 2015 and may be accessed by calling (855) 859-2056 (domestic dial-in) or (404) 537-3406 (international dial-in) and reference conference ID # 25774520.  An archived replay of the conference call will also be available in the investor relations section of the company's website.

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

About USA Technologies

USA Technologies is a leader of wireless, cashless payment and M2M telemetry flagship service platform, a PCI-compliant, end-to-end suite of cashless payment and telemetry services specially tailored to fit the needs of small ticket, self-service retailing industries. USA Technologies also provides a broad line of cashless acceptance technologies including its NFC- ready ePortG-series, ePort MobileTM for customers on the go, and QuickConnect, an API Web service for developers. USA Technologies has been granted 87 patents; and has agreements with Verizon, Visa, Chase Paymentech and customers such as Compass, AMI Entertainment and others. Visit the website at www.usatech.com.

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability of management to accurately predict or forecast future earnings or taxable income of USAT; the incurrence by us of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT's customers continue to utilize USAT's transaction processing and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days' notice; the ability of USAT to raise funds in the future through the sales of securities or debt financings in order to sustain its operations if an unexpected or unusual non-operational event would occur; the ability of USAT to use available data to predict future market conditions, consumer behavior and any level of cashless usage; the ability to prevent a security breach of our systems or services or third party services or systems utilized by us; whether any patents issued to USAT will provide USAT with any competitive advantages or adequate protection for its products, or would be challenged, invalidated or circumvented by others; the ability of USAT to operate without infringing the proprietary rights of others; whether USAT would be able to sell sufficient ePort hardware to third party leasing companies as part of the QuickStart program in order to significantly increase cash flows from operations; and whether USAT's existing or anticipated customers purchase, rent or utilize ePort devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

USA Technologies, Inc.
Consolidated Statement of Operations

	Three months ended June 30,		Year ended June 30,

	2015	2014	2015	2014

Revenues:
License and transaction fees	$11,937,898	$9,460,303	$43,633,462	$35,638,121
Equipment sales	5,708,297	1,747,157	14,444,012	6,706,843
Total revenues	17,646,195	11,207,460	58,077,474	42,344,964

Cost of services	7,863,105	6,327,432	29,429,385	23,018,001
Cost of equipment	4,975,089	1,217,884	11,825,455	4,254,127
Gross profit	4,808,001	3,662,144	16,822,634	15,072,836

Operating expenses:
Selling, general and administrative	4,558,816	4,067,804	16,001,255	14,036,016
Depreciation and amortization	155,697	162,151	611,682	600,488
Total operating expenses	4,714,513	4,229,955	16,612,937	14,636,504
Operating income (loss)	93,488	(567,811)	209,697	436,332

Other income (expense):
Interest income	42,204	8,995	82,695	30,337
Other income	52,178	-	52,178	-
Interest expense	(92,078)	(74,529)	(301,767)	(256,844)
Change in fair value of warrant liabilities	262,643	53,125	(393,144)	65,429
Total other income (expense), net	264,947	(12,409)	(560,038)	(161,078)

Income (loss) before provision for income taxes	358,435	(580,220)	(350,341)	275,254
Benefit (provision) for income taxes	(289,436)	541,501	(469,141)	27,255,398

Net income (loss)	68,999	(38,719)	(819,482)	27,530,652
Cumulative preferred dividends	-	-	(664,452)	(664,452)
Net income (loss) applicable to common shares	$68,999	$(38,719)	$(1,483,934)	$26,866,200
Net earnings (loss) per common share - basic	$-	$-	$(0.04)	$0.78
Basic weighted average number of common shares outstanding	35,716,603	35,517,099	35,663,386	34,613,497
Net earnings (loss) per common share - diluted	$(0.01)	$-	$(0.04)	$0.78
Diluted weighted average number of common shares outstanding	36,310,919	35,517,099	35,663,386	34,613,497

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

USA Technologies, Inc.
Consolidated Balance Sheets

	June 30,
	2015	2014

Assets
Current assets:
Cash and cash equivalents	$11,373,973	$9,072,320
Accounts receivable, less allowance for uncollectible accounts of $494,000 and $63,000, respectively	4,671,544	2,683,579
Finance receivables	941,150	119,793
Inventory	4,216,396	1,486,777
Prepaid expenses and other current assets	574,479	363,367
Deferred income taxes	1,257,796	907,691
Total current assets	23,035,338	14,633,527

Finance receivables, less current portion	3,697,513	352,794
Other assets	350,041	190,703
Property and equipment, net	12,868,808	21,138,580
Deferred income taxes	25,608,187	26,353,330
Intangibles, net	432,100	432,100
Goodwill	7,663,208	7,663,208

Total assets	$73,655,195	$70,764,242

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$8,792,672	$7,753,911
Accrued expenses	2,107,530	1,915,799
Line of credit	4,000,000	5,000,000
Current obligations under long-term debt	477,522	172,911
Income taxes payable	54,086	21,021
Deferred gain from sale-leaseback transactions	860,391	380,895
Total current liabilities	16,292,201	15,244,537

Long-term liabilities:
Long-term debt, less current portion	1,854,424	249,865
Accrued expenses, less current portion	49,160	186,174
Warrant liabilities	978,353	585,209
Deferred gain from sale-leaseback transactions, less current portion	900,348	761,790
Total long-term liabilities	3,782,285	1,783,038
Total liabilities	20,074,486	17,027,575

Commitments and contingencies

Shareholders’ equity:
Preferred stock, no par value:
Authorized shares- 1,800,000 Series A convertible preferred- Authorized shares- 900,000 Issued and outstanding shares- 442,968 (liquidation preference of $17,354,908 and $16,690,456, respectively)	3,138,056	3,138,056
Common stock, no par value: Authorized shares- 640,000,000 Issued and outstanding shares- 35,747,242 and 35,514,685, respectively	224,873,721	224,210,197
Accumulated deficit	(174,431,068)	(173,611,586)
Total shareholders’ equity	53,580,709	53,736,667
Total liabilities and shareholders’ equity	$73,655,195	$70,764,242

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

USA Technologies, Inc.
Consolidated Statements of Cash Flows

	Three months ended June 30		Year ended June 30
	2015	2014	2015	2014
OPERATING ACTIVITIES:
Net income (loss)	$68,999	$(38,719)	$(819,482)	$27,530,652
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Charges incurred in connection with the vesting and issuance of common stock for employee and director compensation	174,598	280,161	715,762	529,041
(Gain) loss on disposal of property and equipment	(3,926)	(2,808)	(17,357)	4,245
Non-cash interest and amortization of debt discount	-	-	-	2,095
Bad debt expense	47,184	67,403	649,528	134,176
Depreciation	1,380,983	1,553,875	5,731,356	5,463,985
Amortization	-	-	-	21,953
Change in fair value of warrant liabilities	(262,643)	(53,125)	393,144	(65,429)
Deferred income taxes, net	211,086	(587,369)	395,038	(27,301,266)
Gain on sale of finance receivables	(52,178)	-	(52,178)	-
Recognition of deferred gain from sale-leaseback transactions	(215,097)	(9,522)	(833,619)	(9,522)
Changes in operating assets and liabilities:
Accounts receivable	(1,260,064)	(736,633)	(2,517,493)	(157,071)
Finance receivables	(331,606)	(39,938)	(4,113,898)	52,531
Inventory	(638,693)	31,689	(1,930,857)	370,104
Prepaid expenses and other current assets	(96,924)	(128,280)	(304,229)	(190,783)
Accounts payable	3,528,851	1,341,699	918,761	412,664
Accrued expenses	93,273	567,988	54,717	267,004
Income taxes payable	37,312	21,021	33,065	21,021

Net cash provided by (used in) operating activities	2,681,155	2,267,442	(1,697,742)	7,085,400

INVESTING ACTIVITIES:
Purchase of property and equipment	(6,080)	(50,760)	(60,309)	(111,121)
Purchase of property for rental program	-	(3,671,812)	(1,641,993)	(10,883,473)
Proceeds from sale of rental equipment under sale-leaseback transaction	-	2,995,095	4,993,879	2,995,095
Proceeds from sale of property and equipment	7,676	51,672	61,914	82,047

Net cash provided by (used in) investing activities	1,596	(675,805)	3,353,491	(7,917,452)

FINANCING ACTIVITIES:
Net proceeds from the issuance (retirement) of common stock and exercise of common stock warrants	-	(13,913)	(61,987)	2,272,936
Excess tax benefits from share-based compensation	9,749	24,847	9,749	24,847
Proceeds from (repayment of) line of credit	-	1,000,000	(1,000,000)	2,000,000
Proceeds from long-term debt	304,007	-	2,056,724	-
Repayment of long-term debt	(97,240)	(107,368)	(358,582)	(374,411)

Net cash provided by financing activities	216,516	903,566	645,904	3,923,372

Net increase in cash and cash equivalents	2,899,267	2,495,203	2,301,653	3,091,320
Cash and cash equivalents at beginning of period	8,474,706	6,577,117	9,072,320	5,981,000
Cash and cash equivalents at end of period	$11,373,973	$9,072,320	$11,373,973	$9,072,320

Supplemental disclosures of cash flow information:
Cash paid for interest	$99,474	$70,617	$301,767	$259,820
Depreciation expense allocated to cost of services	$1,252,485	$1,386,803	$5,119,674	$4,880,529
Reclass of rental program property to inventory, net	$(718,816)	$6,463	$674,280	$33,266
Prepaid items financed with debt	$-	$-	$103,125	$101,850
Equipment and software acquired under capital lease	$-	$107,670	$107,903	$325,431
Disposal of property and equipment	$447,338	$475,781	$842,204	$709,638
Disposal of property and equipment under sale-leaseback transactions	$-	$1,918,920	$3,873,275	$1,918,920

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Discussion of Non-GAAP Financial Measures:

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations between non-GAAP and GAAP measures are set forth below.

The following non-GAAP financial measures are discussed herein: adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share – basic and diluted. The presentation of these additional financial measures are not intended to be considered in isolation from, or superior to, or as a substitute for the financial measures prepared and presented in accordance with GAAP (Generally Accepted Accounting Principles), including the net income or net loss of USAT or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP. These non-GAAP financial measures are not required by or defined under GAAP and may be materially different from the non-GAAP financial measures used by other companies. USAT has provided below the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

As used herein, non-GAAP net income represents GAAP net income (loss) excluding costs or benefits relating to any adjustment for fair value of warrant liabilities and non-cash portions of the Company’s income tax benefit (provision).

Non-GAAP net earnings (loss) per common share - diluted is calculated by dividing non-GAAP net income (loss) applicable to common shares by the number of diluted weighted average shares outstanding.

Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, and change in fair value of warrant liabilities and stock-based compensation expense.  We have excluded the non-operating change in fair value of warrant liabilities, because it represents a non-cash gain or (charge) that is not related to USAT's operations. We have excluded the non-cash expense stock-based compensation as it does not reflect the cash-based operations of USAT. Adjusted EBITDA is presented because we believe it is useful to investors as a measure of comparative operating performance and liquidity, and because it is less susceptible to variances in actual performance resulting from depreciation and amortization and non-cash charges for changes in fair value of warrant liabilities and stock-based compensation expense.

Management believes that non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share - diluted are important measures of USAT's business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. We believe that these non-GAAP financial measures serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current and future financial performance.

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Non GAAP Reconciliation
Reconciliation of Net Income (Loss) to Non-GAAP Net Income (loss) and Earnings (loss) Per Common Share to Non-GAAP Earnings (loss) Per Common Share

	Three months ended June 30, 2015	Three months ended March 31, 2015	Three months ended December 31, 2014	Three months ended September 30, 2014	Three months ended June 30, 2014

Net income (loss)	$68,999	$(566,610)	$(260,915)	$(60,956)	$(38,719)
Non-GAAP adjustments:
Non-cash portion of income tax provision/benefit	252,124	121,046	402,358	(369,452)	(527,001)
Fair value of warrant adjustment	(262,643)	1,101,241	(135,402)	(310,052)	(53,125)
Non-GAAP net income (loss)	$58,480	$655,677	$6,041	$(740,460)	$(618,845)

Net income (loss)	$68,999	$(566,610)	$(260,915)	$(60,956)	$(38,719)
Cumulative preferred dividends	-	(332,226)	-	(332,226)	-
Net income (loss) applicable to common shares	$68,999	$(898,836)	$(260,915)	$(393,182)	$(38,719)

Non-GAAP net income (loss)	$58,480	$655,677	$6,041	$(740,460)	$(618,845)
Cumulative preferred dividends	-	(332,226)	-	(332,226)	-
Non-GAAP net income (loss) applicable to common shares	$58,480	$323,451	$6,041	$(1,072,686)	$(618,845)

Net earnings (loss) per common share - basic	$-	$(0.03)	$(0.01)	$(0.01)	$-
Non-GAAP net earnings (loss) per common share - basic	$-	$0.01	$-	$(0.03)	$(0.02)

Basic weighted average number of common shares outstanding	35,716,603	35,687,650	35,657,519	35,586,455	35,517,099

Net loss per common share - diluted	$(0.01)	$(0.03)	$(0.01)	$(0.01)	$-
Non-GAAP net earnings (loss) per common share - diluted	$-	$0.01	$-	$(0.03)	$(0.02)

Diluted weighted average number of common shares outstanding	36,310,919	35,687,650	35,657,519	35,586,455	35,517,099

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Loss) and Income (Loss) Per Common Share to Non-GAAP Loss Per Common Share

	Year ended June 30,
	2015	2014
Net income (loss)	$(819,482)	$27,530,652
Non-GAAP adjustments:
Non-cash portion of income tax provision/benefit	406,076	(27,276,419)
Fair value of warrant adjustment	393,144	(65,429)
Non-GAAP net income (loss)	$(20,262)	$188,804

Net income (loss)	$(819,482)	$27,530,652
Cumulative preferred dividends	(664,452)	(664,452)
Net income (loss) applicable to common shares	$(1,483,934)	$26,866,200

Non-GAAP net income (loss)	$(20,262)	$188,804
Cumulative preferred dividends	(664,452)	(664,452)
Non-GAAP net loss applicable to common shares	$(684,714)	$(475,648)

Net earnings (loss) per common share - basic and diluted	$(0.04)	$0.78
Non-GAAP net loss per common share - basic and diluted	$(0.02)	$(0.01)

Weighted average number of common shares outstanding - basic and diluted	35,663,386	34,613,497

Reconciliation of GAAP Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation
and Amortization (Adjusted EBITDA)

	Three months ended June 30, 2015	Three months ended March 31, 2015	Three months ended December 31, 2014	Three months ended September 30, 2014	Three months ended June 30, 2014

Net income (loss)	$68,999	$(566,610)	$(260,915)	$(60,956)	$(38,719)

Less interest income	(42,204)	(26,394)	(4,015)	(10,082)	(8,995)

Plus interest expense	92,078	85,349	49,429	74,911	74,529

Plus income tax expense (benefit)	289,436	137,820	402,358	(360,473)	(541,501)

Plus depreciation expense	1,380,983	1,433,251	1,443,710	1,473,412	1,553,875

Plus change in fair value of warrant liabilities	(262,643)	1,101,241	(135,402)	(310,052)	(53,125)

Plus stock-based compensation	174,598	216,469	185,891	138,804	280,161

Adjusted EBITDA	$1,701,247	$2,381,126	$1,681,056	$945,564	$1,266,225

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Reconciliation of GAAP Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation
and Amortization (Adjusted EBITDA)

	Year ended June 30,
	2015	2014
Net income (loss)	$(819,482)	$27,530,652

Less interest income	(82,695)	(30,337)

Plus interest expense	301,767	256,844

Plus income tax expense (benefit)	469,141	(27,255,398)

Plus depreciation expense	5,731,356	5,463,985

Plus amortization expense	-	21,953

Plus change in fair value of warrant liabilities	393,144	(65,429)

Plus stock-based compensation	715,762	529,041

Adjusted EBITDA	$6,708,993	$6,451,311

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Supplemental Tables:

USA Technologies, Inc.
Consolidated Statement of Operations

	Three months ended June 30, 2015	Three months ended March 31, 2015	Three months ended December 31, 2014	Three months ended September 30, 2014	Three months ended June 30, 2014

Revenues:
License and transaction fees	$11,937,898	$11,059,846	$10,479,496	$10,156,222	$9,460,303
Equipment sales	5,708,297	4,297,894	2,341,441	2,096,380	1,747,157
Total revenues	17,646,195	15,357,740	12,820,937	12,252,602	11,207,460

Cost of services	7,863,105	7,157,333	7,157,840	7,251,107	6,327,432
Cost of equipment	4,975,089	3,054,268	1,929,841	1,866,257	1,217,884
Gross profit	4,808,001	5,146,139	3,733,256	3,135,238	3,662,144

Operating expenses:
Selling, general and administrative	4,558,816	4,279,888	3,530,064	3,632,487	4,067,804
Depreciation and amortization	155,697	134,845	151,737	169,403	162,151
Total operating expenses	4,714,513	4,414,733	3,681,801	3,801,890	4,229,955
Operating income (loss)	93,488	731,406	51,455	(666,652)	(567,811)

Other income (expense):
Interest income	42,204	26,394	4,015	10,082	8,995
Other income	52,178	-	-	-	-
Interest expense	(92,078)	(85,349)	(49,429)	(74,911)	(74,529)
Change in fair value of warrant liabilities	262,643	(1,101,241)	135,402	310,052	53,125
Total other income (expense), net	264,947	(1,160,196)	89,988	245,223	(12,409)

Income (loss) before provision for income taxes	358,435	(428,790)	141,443	(421,429)	(580,220)
Benefit (provision) for income taxes	(289,436)	(137,820)	(402,358)	360,473	541,501

Net income (loss)	68,999	(566,610)	(260,915)	(60,956)	(38,719)
Cumulative preferred dividends	-	(332,226)	-	(332,226)	-
Net income (loss) applicable to common shares	$68,999	$(898,836)	$(260,915)	$(393,182)	$(38,719)
Net earnings (loss) per common share - basic	$-	$(0.03)	$(0.01)	$(0.01)	$-
Basic weighted average number of common shares outstanding	35,716,603	35,687,650	35,657,519	35,586,455	35,517,099
Net earnings (loss) per common share - diluted	$(0.01)	$(0.03)	$(0.01)	$(0.01)	$-
Diluted weighted average number of common shares outstanding	36,310,919	35,687,650	35,657,519	35,586,455	35,517,099

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

USA Technologies, Inc.
Consolidated Balance Sheets

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014

Assets
Current assets:
Cash	$11,373,973	$8,474,706	$6,734,077	$10,916,078	$9,072,320
Accounts receivable, less allowance for uncollectible accounts	4,671,544	3,403,489	2,758,475	2,444,748	2,683,579
Finance receivables	941,150	749,631	362,898	279,216	119,793
Inventory	4,216,396	4,241,057	3,448,374	2,629,361	1,486,777
Prepaid expenses and other current assets	574,479	414,046	586,144	376,823	363,367
Deferred income taxes	1,257,796	907,691	907,691	907,691	907,691
Total current assets	23,035,338	18,190,620	14,797,659	17,553,917	14,633,527

Finance receivables, less current portion	3,697,513	3,505,248	1,643,363	948,833	352,794
Prepaid expenses and other assets	350,041	423,255	410,838	382,563	190,703
Property and equipment, net	12,868,808	13,574,402	16,450,712	17,780,294	21,138,580
Deferred income taxes	25,608,187	26,169,378	26,290,424	26,713,803	26,353,330
Intangibles, net	432,100	432,100	432,100	432,100	432,100
Goodwill	7,663,208	7,663,208	7,663,208	7,663,208	7,663,208

Total assets	$73,655,195	$69,958,211	$67,688,304	$71,474,718	$70,764,242

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$8,792,672	$5,208,646	$5,385,822	$7,632,643	$7,753,911
Accrued expenses	2,107,530	1,994,746	1,726,614	1,779,037	1,915,799
Line of credit	4,000,000	4,000,000	4,000,000	5,000,000	5,000,000
Current obligations under long-term debt	477,522	416,695	203,621	207,383	172,911
Income taxes payable	54,086	16,774	-	-	21,021
Deferred gain from sale-leaseback transactions	860,391	860,390	860,390	860,390	380,895
Total current liabilities	16,292,201	12,497,251	12,176,447	15,479,453	15,244,537

Long-term liabilities:
Long-term debt, less current portion	1,854,424	1,708,484	261,716	222,907	249,865
Accrued expenses, less current portion	49,160	68,671	102,338	137,045	186,174
Warrant liabilities	978,353	1,240,996	139,755	275,157	585,209
Deferred gain from sale-leaseback transactions, less current portion	900,348	1,115,446	1,330,544	1,545,641	761,790
Total long-term liabilities	3,782,285	4,133,597	1,834,353	2,180,750	1,783,038

Total liabilities	20,074,486	16,630,848	14,010,800	17,660,203	17,027,575

Commitments and contingencies

Shareholders’ equity:
Total shareholders’ equity	53,580,709	53,327,363	53,677,504	53,814,515	53,736,667

Total liabilities and shareholders’ equity	$73,655,195	$69,958,211	$67,688,304	$71,474,718	$70,764,242

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

USA Technologies, Inc.
Consolidated Statements of Cash Flows

	Three months ended June 30, 2015	Three months ended March 31, 2015	Three months ended December 31, 2014	Three months ended September 30, 2014	Three months ended June 30, 2014

OPERATING ACTIVITIES:
Net income (loss)	$68,999	$(566,610)	$(260,915)	$(60,956)	(38,719)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Charges incurred in connection with the vesting and issuance of common stock for employee and director compensation	174,598	216,469	185,891	138,804	280,161
(Gain) loss on disposal of property and equipment	(3,926)	(6,353)	(3,794)	(3,284)	(2,808)
Non-cash interest and amortization of debt discount	-	-	-	-	-
Bad debt expense (recoveries), net	47,184	302,632	140,996	158,716	67,403
Depreciation	1,380,983	1,433,251	1,443,710	1,473,412	1,553,875
Amortization	-	-	-	-	-
Change in fair value of warrant liabilities	(262,643)	1,101,241	(135,402)	(310,052)	(53,125)
Deferred income taxes, net	211,086	121,046	423,379	(360,473)	(551,848)
Gain on sale of finance receivables	(52,178)	-	-	-	-
Recognition of deferred gain from sale-leaseback transactions	(215,097)	(215,098)	(215,097)	(188,327)	(9,522)
Changes in operating assets and liabilities:
Accounts receivable	(1,260,064)	(974,176)	(363,368)	80,115	(736,633)
Finance receivables	(331,606)	(2,248,618)	(778,212)	(755,462)	(39,938)
Inventory	(638,693)	650,784	(804,629)	(1,138,319)	31,689
Prepaid expenses and other current assets	(96,924)	150,159	(246,709)	(110,755)	(128,280)
Accounts payable	3,528,851	(150,646)	(2,338,176)	(121,268)	1,341,699
Accrued expenses	93,273	234,465	(87,130)	(185,891)	567,988
Income taxes payable	37,312	16,774	-	(21,021)	(14,500)

Net cash provided by (used in) operating activities	2,681,155	65,320	(3,039,456)	(1,404,761)	2,267,442

INVESTING ACTIVITIES:
Purchase of property and equipment	(6,080)	(3,860)	(18,879)	(31,490)	(50,760)
Purchase of property for rental program	-	-	-	(1,641,993)	(3,671,812)
Proceeds from sale of rental equipment under sale-leaseback transaction	-	-	-	4,993,879	2,995,095
Proceeds from sale of property and equipment	7,676	19,327	11,177	23,734	51,672

Net cash provided by (used in) investing activities	1,596	15,467	(7,702)	3,344,130	(675,805)

FINANCING ACTIVITIES:
Net proceeds from the issuance (retirement) of common stock and
exercise of common stock warrants	-	-	(61,987)	-	(13,913)
Excess tax benefits from share-based compensation	9,749	-	-	-	24,847
Proceeds from (repayment of) line of credit	-	-	(1,000,000)	-	1,000,000
Proceeds from long-term debt	304,007	1,752,717	-	-	-
Repayment of long-term debt	(97,240)	(92,875)	(72,856)	(95,611)	(107,368)

Net cash provided by (used in) financing activities	216,516	1,659,842	(1,134,843)	(95,611)	903,566

Net increase (decrease) in cash	2,899,267	1,740,629	(4,182,001)	1,843,758	2,495,203
Cash at beginning of period	8,474,706	6,734,077	10,916,078	9,072,320	6,577,117
Cash at end of period	$11,373,973	$8,474,706	$6,734,077	$10,916,078	$9,072,320

Supplemental disclosures of cash flow information:
Cash paid for interest	$99,474	$67,102	$55,992	$79,199	$70,617
Depreciation expense allocated to cost of services	$1,252,485	$1,288,884	$1,282,860	$1,295,445	$1,386,803
Reclass of rental program property to inventory, net	$(718,816)	$1,374,447	$14,384	$4,265	$6,463
Prepaid items financed with debt	$-	$-	$-	$103,125	$(144,312)
Equipment and software acquired under capital lease	$-	$-	$107,903	$-	$107,670
Disposal of property and equipment	$447,338	$342,963	$(755)	$52,658	$475,781
Disposal of property and equipment under sale-leaseback transactions	$-	$-	$-	$3,873,275	$1,918,920

USA Technologies Announces Fourth Quarter & Fiscal Year 2015 Financial Results

Investor Contact:

Mike Bishop

The Blueshirt Group

Tel: +1 415-217-4968

mike@blueshirtgroup.com

Source: USA Technologies, Inc.

F-USAT